Exhibit 99.2 Alteryx to Acquire Trifacta to Accelerate Cloud Strategy January 6, 2022

Safe Harbor This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of terminology such as “believe,” “may,” “will,” “intend,” “expect,” “plan,” “anticipate,” “estimate,” “potential,” “continue,” “would,” “target,” or “project,” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including statements regarding the acquisition of Trifacta and its impact on the Alteryx software platform and its customers, users, financial results and total addressable market; the effectiveness of Trifacta’s cloud-native capabilities and cloud-focused teams; the ability of Alteryx and Trifacta to combine Trifacta’s technology with the Alteryx software platform; the strategy regarding integrating Trifacta’s technology, go-to-market operations and people with those of Alteryx; the anticipated benefits and features of an integrated software platform and its ability to accelerate achievement of Alteryx’s strategic initiatives; the timing of the closing of the transaction; customer trends and initiatives regarding their digital and data transformations; and other future events. Although Alteryx believes that the expectations reflected in any of these forward-looking statements are reasonable, these expectations or any of the forward-looking statements could prove to be incorrect, and actual results or outcomes could differ materially from those projected or assumed in the forward-looking statements, including, but not limited to, as a result of: the ability to integrate Trifacta’s employees, operations and technology into Alteryx’s business and software; the benefits of the acquisition and impact on the Alteryx software platform, customers, users, financial results and total addressable market; the ability of Alteryx and Trifacta to close the announced transaction; the possibility that the closing of the transaction may be delayed; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers and other third parties; risks associated with Alteryx’s international operations; the ability to develop and release product and service enhancements and new products and services to respond to rapid technological change in a timely and cost-effective manner; the ability to attract new customers and retain and expand sales to existing customers; intense and increasing competition in Alteryx’s market; the rate of growth in the market for analytics products and services; and other general market, political, economic, and business conditions. Alteryx’s future financial condition and results of operations, as well as any forward-looking statements, are subject to risks and uncertainties, including but not limited to the factors set forth above, in Alteryx’s press releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” section of Alteryx’s most recent Annual Report on Form 10-K. These documents and others containing important disclosures are available at www.sec.gov or in the “Investors” section of Alteryx’s website at www.alteryx.com. All forward-looking statements are made as of the date of this presentation and Alteryx assumes no obligation to update any such forward-looking statements. Any unreleased services or features referenced in this or other presentations, press releases or public statements are only intended to outline Alteryx’s general product direction. They are intended for information purposes only and may not be incorporated into any contract. This is not a commitment to deliver any material, code, or functionality (which may not be released on time or at all) and customers should not rely upon this presentation or any such statements to make purchasing decisions. The development, release, and timing of any features or functionality described for Alteryx’s products remains at the sole discretion of Alteryx. Alteryx, the Alteryx logo, Alteryx Designer, Alteryx Server, Alteryx Analytics Gallery, Alteryx Connect, Alteryx Promote, Alteryx Analytic Process Automation, Alteryx Intelligence Suite, Feature Labs, ClearStory Data, Semanta, Yhat, Alteryx ANZ and other registered or common law trade names, trademarks, or service marks of ours appearing in this presentation are our property. The presentation contains additional trade names, trademarks, and service marks of other companies, including, but not limited to, our and Trifacta’s customers, technology partners, and competitors, that are the property of their respective owners. We do not intend our use or display of other companies' trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. ©2022 Alteryx, Inc. 2

Building a PLATFORM to Enable the Modern Analytics Stack • Modern platforms are anchored in the cloud • Elasticity and scale are unparalleled • Shared services support apps • Apps like Designer Cloud, Alteryx Machine Learning, Hyper-Anna • It’s a fragmented analytics and data science vendor marketplace • More arrive every month • Customers want: fewer vendors, less complexity, more automation • They want PLATFORMS • We will focus on relentless innovation to add more apps to our PLATFORM ©2022 Alteryx, Inc. 3

Better Together • Extends Alteryx further into the modern, cloud-based data & analytics stack • Instant platform back-end with Trifacta’s award-winning platform (AWS, Google Cloud, Azure) • Accelerates our delivery of browser-based, multi-tenant, enterprise-grade SaaS • Game-changing integration with cloud data warehouses (Snowflake and Databricks) • Brings aboard the highly valuable cloud expertise of Trifacta’s senior management and team members • Gives our sellers more to sell; brings real credibility with IT and data engineers Together we will offer a powerful end-to-end low-code/no-code analytics automation platform serving the needs of the entire enterprise across cloud, hybrid and on-premises ©2022 Alteryx, Inc. 4

Trifacta Accelerates Alteryx's Cloud Capabilities

Enterprise-Grade SaaS

- Browser-based interface
- Multi-tenant architecture
- Multi-cloud capable with enterprise security
- Multi-region support

Cloud-Expert Team

- Talented engineering, product and GTM teams experienced in building mission-critical, cloud-native analytics applications
- Doubles size of Alteryx's cloud engineering team

Cloud-Scale Capabilities

- Modern, cloud-native data & analytics stack
- Deep integration with AWS Redshift, Microsoft Azure Synapse, GCP BigQuery, Snowflake, Databricks Delta Lake and others
- 180+ out-of-box connectors

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Transaction Details • $400 million cash purchase price Deal Value, • $75 million in equity-based retention incentives to be granted Equity Incentives and Funding • Funded with cash from the balance sheet (excluding equity-based retention incentives) • Important technology acquisition; expected to contribute ~$20mm in FY22 ARR and be accretive to long-term growth Financial Implications • Moderately negative impact on FY22 free cash flow as Trifacta employees are integrated • Additional detail to be shared on Q4 2021 earnings call • Expected to close Q1 2022 Expected Closing ©2022 Alteryx, Inc. 6

TRIFACTA at a Glance

Company Overview

- Provides a leading multi-tenant, multi-cloud, browser-based platform for preparing, blending, transforming and pipelining data in modern cloud architectures
- Targets use cases where cloud is the default platform and cloud data warehouses (CDW) with large datasets is the default data platform
- Serves the needs of data engineers and IT teams, drawing on decades of research in human-computer interaction, scalable data management and machine learning to make the process of refining data faster and more intuitive
- Trifacta & Google Cloud have been partnering since 2017 to offer the most advanced and integrated solution to design data pipelines for analytics and AI/ML on the Google Cloud
- 200+ cloud-expert employees across engineering, product and GTM, with expertise in cloud ops, DevOps and building mission-critical, cloud-native analytics applications
- Founded in 2012
- Locations: San Francisco, Boston, Berlin, Bangalore

Product Overview



TRIFACTA
The Data Engineering Cloud
Common Metadata
Program Synthesis
On-Prem Data
Agents
aws
S3
snowflake
Microsoft Azure
ADLS
databricks
SQL
Cloud Storage
Dataflow
BigQuery

Multi-Cloud	• Industry-leading multi-tenant, multi-cloud SaaS capabilities • Deep integration with major cloud providers • SQL pushdown capabilities for major cloud data warehouses
Open	• Flexible execution including SQL, dbt, Spark, and Python • Universal connectivity • API-driven
Enterprise Grade	• Unlimited scalability • Built-in governance • Support and reliability • Best-in-class security

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Trends in Digital, Cloud and Analytics Transformation Data gravity of clouds is strengthening – yet fragmentation of Cloud data persists End-to-End Enterprises are increasingly seeking comprehensive data and analytics solution providers Platforms Deployment of modern data architecture requires close IT and Data collaboration between IT and business users to support the Engineers availability of high quality data to drive key business insights ©2022 Alteryx, Inc. 8

Combining into an End-to-End Analytics Automation Platform Prep & Discovery & Business Analytic blend profiling workflows apps Spatial Auto- Data mining Auto-ML processing Insights File upload BI & Dashboards Direct Access Databases Data Analytics Data Science Spreadsheets Data Engineering Workbenches Extract & Load Cloud storage Custom Data Apps Applications Discovering Structuring Cleaning Enriching Validating Deploying ©2022 Alteryx, Inc. 9

Extending Alteryx to the Needs of IT Adding additional target users and serving the needs of the entire enterprise Leader in cloud Leader in business data engineering analytics automation serving the needs of serving the needs of + Data engineers and data Data science teams and business analysts users IT LOB Data Scientist Business Analyst Business Users Data Engineer Data Analyst ©2022 Alteryx, Inc. 10

Trifacta Testimonials

Google

"Google Cloud's goal is to offer an analytics platform that delivers actionable insights in real-time, and we have conviction that to do that, solutions must be open, intelligent, and flexible. Trifacta's Data Engineering Platform is built on those same principles, making Dataprep by Trifacta a perfect companion solution for Google Cloud customers to assess and remediate data quality and enable self-service analytics across their organization."

DEBANJAN SAHA, VP/GM,
DATA ANALYTICS, GOOGLE CLOUD

gsk GlaxoSmithKline

"It's like the old adage of teaching them to fish, instead of just giving them a fish. In this particular case, by using Trifacta, it really enables them to do a lot more self-service than they would ever be able to do otherwise."

MARK RAMSEY,
CHIEF DATA OFFICER

BANK OF AMERICA

"To fuel analytic progress at Bank of America, we knew we needed to re-architect the organization's data platform from one built around traditional data warehousing and ETL to a more agile approach. Adopting Trifacta has allowed us to empower thousands of data consumers to better curate and prepare their own data for analytic use."

MANOJ BOHRA
SVP - HEAD OF ENTERPRISE DATA

ABN·AMRO

"At ABN AMRO, we're focused on democratizing data to accelerate automated decision making. This requires an intuitive approach that allows business users and technical users to collaborate in building high-quality data products. The combination of Trifacta and Databricks enables this."

MARCEL KRAMER
HEAD OF DATA ENGINEERING

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Integration Strategy • Trifacta solutions continue to be available • Designer Desktop and Server continue to be available Product • Designer Cloud to be launched • Trifacta to become the modern, cloud-based backend for the combined Alteryx solutions • Trifacta solutions sold through Alteryx salesforce and partners in the near term • Integrated, combined platform to be sold over time • Sales motions for data engineering to be combined with existing sales motions for business Go-to-Market users and data analysts/scientists • Deepening partnerships with cloud data warehouse providers (e.g. AWS, Azure, Google, Databricks, Snowflake) • Trifacta senior management and employees to join and integrate into Alteryx under respective People lines of business ©2022 Alteryx, Inc. 12

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